          As filed with the Securities and Exchange Commission on March 29, 2001
                                                     Registration No. 333-______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             JUNIPER NETWORKS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               77-0422528
    (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)

                           1194 NORTH MATHILDA AVENUE
                               SUNNYVALE, CA 94089
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

           JUNIPER NETWORKS, INC. AMENDED AND RESTATED 1996 STOCK PLAN
                            (FULL TITLE OF THE PLAN)

                                  LISA C. BERRY
                         VICE PRESIDENT, GENERAL COUNSEL
                                  AND SECRETARY
                           1194 NORTH MATHILDA AVENUE
                           SUNNYVALE, CALIFORNIA 94089
                                  408-745-2000
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
TITLE OF EACH                                                         PROPOSED MAXIMUM       PROPOSED MAXIMUM
CLASS OF SECURITIES                             AMOUNT TO BE           OFFERING PRICE            AGGREGATE            AMOUNT OF
TO BE REGISTERED                                 REGISTERED               PER SHARE           OFFERING PRICE       REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.00001 par value
per share, to be issued under the
Juniper Networks, Inc. Amended
and Restated 1996 Stock Plan..........       15,904,261 shares             $53.12(1)           $844,834,344(1)         $211,209
====================================================================================================================================

(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on March 27, 2001.

This Registration Statement will become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

         Juniper Networks, Inc. hereby incorporates by reference in this registration statement the following documents:

         1. Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission on March 27, 2001.

         2. The description of Juniper Networks, Inc. common stock contained in its Registration Statement on Form 8-A as filed with the Securities and Exchange Commission on June 11, 1999 pursuant to
              Section 12(g) of the Securities Exchange Act of 1934, as amended.

         3. Registration Statement on Form S-8 (File No. 333-85387) filed with the Securities and Exchange Commission on August 17, 1999.

         4. Registration Statement on Form S-8 (File No. 333-32412) filed with the Securities and Exchange Commission on March 14, 2000.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment to this registration statement which indicates that all Securities offered hereby have been sold or which deregisters all Securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 8. EXHIBITS

   EXHIBIT
    NUMBER                                         DOCUMENTS
   -------                                         ---------
      5.1        Opinion of Lisa C. Berry, Vice President, General Counsel and Secretary

     10.1        Amended and Restated 1996 Stock Plan (as amended through January 1, 2001)

     23.1        Consent of Counsel (contained in Exhibit 5.1)

     23.2        Consent of Ernst & Young LLP, Independent Auditors

     24.1        Power of Attorney (see page II-2)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 29th day of March, 2001.

                                           JUNIPER NETWORKS, INC.

                                           By:  /s/ Marcel Gani
                                                --------------------------------
                                                Marcel Gani
                                                Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marcel Gani and Lisa C. Berry, and each of them, as his or her attorney-in-fact, with full power of substitution in each, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                   SIGNATURE                                          TITLE                                 DATE
                   ---------                                          -----                                 ----
/s/ Scott Kriens                                  President, Chief Executive Officer and               March 29, 2001
---------------------------------------------     Chairman of the Board
Scott Kriens                                      (Principal Executive Officer)

/s/ Marcel Gani                                   Chief Financial Officer                              March 29, 2001
---------------------------------------------     (Principal Financial and Accounting Officer)
Marcel Gani

/s/ Pradeep Sindhu                                Chief Technical Officer and                          March 29, 2001
------------------------------------------------  Vice Chairman of the Board
Pradeep Sindhu

/s/ William R. Hearst III                         Director                                             March 29, 2001
---------------------------------------------
William R. Hearst III

/s/ Vinod Khosla                                  Director                                             March 29, 2001
---------------------------------------------
Vinod Khosla

/s/ C. Richard Kramlich                           Director                                             March 29, 2001
---------------------------------------------
C. Richard Kramlich

/s/ Stratton Sclavos                              Director                                             March 29, 2001
---------------------------------------------
Stratton Sclavos

/s/ William Stensrud                              Director                                             March 29, 2001
---------------------------------------------
William Stensrud

                             JUNIPER NETWORKS, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS

    EXHIBIT
    NUMBER                                        DOCUMENTS
    -------                                       ---------
      5.1        Opinion of Lisa C. Berry, Vice President, General Counsel and Secretary

     10.1        Amended and Restated 1996 Stock Plan (as amended through January 1, 2001)

     23.1        Consent of Counsel (contained in Exhibit 5.1)

     23.2        Consent of Ernst & Young LLP, Independent Auditors

     24.1        Power of Attorney (see page II-2)